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                                                                    Exhibit 24.1

                           DIRECTORS AND OFFICERS OF
                           NATIONAL CITY CORPORATION

                      REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

         The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of the shares of Common Stock, par value $4.00 per share, of the Corporation to be issued pursuant to Option Rights which have been or may be granted under the National City Corporation 1997 Stock Option Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

          EXECUTED this 14th day of April, 1997.
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
               SIGNATURE                               TITLE
----------------------------------------   ------------------------------
/s/  SANDRA H. AUSTIN                      Director
--------------------------------
      Sandra H. Austin

/s/  CHARLES H. BOWMAN                     Director
--------------------------------
      Charles H. Bowman

/s/  EDWARD B. BRANDON                     Director
--------------------------------
      Edward B. Brandon

/s/  JOHN G. BREEN                         Director
--------------------------------
      John G. Breen

/s/  JAMES S. BROADHURST                   Director
--------------------------------
      James S. Broadhurst

/S/  DUANE E. COLLINS                      Director
--------------------------------
      Duane E. Collins

/s/  DAVID A. DABERKO                      Chairman of the Board and Chief
--------------------------------           Executive Officer (Principal Executive Officer)
      David A. Daberko

/s/  DANIEL E. EVANS                       Director
--------------------------------
      Daniel E. Evans

/s/  OTTO N. FRENZEL III                   Director
--------------------------------
      Otto N. Frenzel III

/s/  BERNADINE P. HEALY, M.D.              Director
--------------------------------
      Bernadine P. Healy, M.D.

                                           Director
--------------------------------
      Joseph H. Lemieux

/s/  W. BRUCE LUNSFORD                     Director
--------------------------------
      W. Bruce Lunsford

/s/  ROBERT A. PAUL                        Director
--------------------------------
      Robert A. Paul

/s/  WILLIAM R. ROBERTSON                  Director and President
--------------------------------
      William R. Robertson

/s/  WILLIAM F. ROEMER                     Director
--------------------------------
      William F. Roemer

/s/  MICHAEL A. SCHULER                    Director
--------------------------------
      Michael A. Schuler

/s/  STEPHEN A. STITLE                     Director
--------------------------------
      Stephen A. Stitle

/s/  MORRY WEISS                           Director
--------------------------------
      Morry Weiss
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